BEIJING WINTECH TECHNOLOGY CO., LTD.

                          INDEPENDENT AUDITORS' REPORT
                            AND FINANCIAL STATEMENTS
                   FOR THE YEARS ENDED JUNE 30, 1999 AND 2000






                      BEIJING WINTECH TECHNOLOGY CO., LTD.

                          INDEX TO FINANCIAL STATEMENTS



Contents .................................................................   Page(s)



Independent Auditors' Report .............................................   1

Balance Sheets at June 30, 1999 and 2000 .................................   2

Statements of Operations for the years ended June 30, 1999 and 2000 ......   3

Statements of Investors' Equity for the years ended June 30, 1999 and 2000   4

Statements of Cash Flows for the years ended June 30, 1999 and 2000 ......   5

Notes to Financial Statements ............................................   6-11


INDEPENDENT AUDITORS' REPORT

To the Board of Directors of Beijing Wintech Technology Co., Ltd.

We have audited the accompanying balance sheets of Beijing Wintech Technology Co., Ltd. (the " Company") as of June 30, 1999 and 2000 and the related statements of operations, cash flows, and investors' equity for the years then ended (expressed in Renminbi). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements present fairly, in all material respects, the financial position of the Company as of June 30, 1999 and 2000 and the results of its operations and its cash flows for the years then ended in conformity with accounting principles generally accepted in the United States of America.

August 14, 2000

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

                                 BALANCE SHEETS



                                                                                              June 30,                  June 30,
                                                                                                                       ---------
    ........................................................................................
ASSETS .......................................................................................      1999        2000        2000
                                                                                               ---------   ---------   ---------
                                                                                                     Rmb         Rmb         US$

Current Assets:
   Cash ....................................................................................     965,098   3,820,391     461,511
   Accounts receivable, trade ..............................................................     926,610   1,483,719     179,237
   Amounts due from investors ..............................................................        --     1,529,532     184,771
   Other receivables .......................................................................      80,200     204,940      24,757
   Inventories .............................................................................     847,439   1,739,284     210,109
  Prepaid expenses .........................................................................      42,500      42,500       5,134
                                                                                               ---------   ---------   ---------
             Total Current Assets ..........................................................   2,861,847   8,820,366   1,065,519

Amounts due from investors .................................................................     674,000        --          --
Property and equipment, net ................................................................     350,116     357,411      43,176
                                                                                               ---------   ---------   ---------

Total Assets ...............................................................................   3,885,963   9,177,777   1,108,695
                                                                                               =========   =========   =========


LIABILITIES AND INVESTORS' EQUITY

Current Liabilities:
  Accounts payable, trade ..................................................................      50,634      60,775       7,342
  Amounts due to investors .................................................................     930,000     180,000      21,744
  Other payables and accrued expenses ......................................................     157,735   2,052,825     247,985
  Income tax payable ............................................................. .........        --       244,707      29,561
  Other taxes payable ......................................................................     512,046   1,188,691     143,597
                                                                                               ---------   ---------   ---------

             Total Current Liabilities .....................................................   1,650,415   3,726,998     450,229
                                                                                               ---------   ---------   ---------

Commitments and contingencies (note 10)

Investors' Equity:
       Paid-in capital ............................................................. ......     500,000   5,000,000     604,011
      Retained earnings ...................................................................   1,543,986     399,999      48,321
      Statutory reserves ..................................................................     191,562      50,780       6,134
                                                                                              ---------   ---------    ---------


          Total Investors' Equity .........................................................   2,235,548   5,450,779     658,466
                                                                                              ---------   ---------   ---------

Total Liabilities and Investors' Equity ...................................................   3,885,963   9,177,777   1,108,695
                                                                                              =========   =========   =========

See notes to financial statements.

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

                            STATEMENTS OF OPERATIONS

                                                                             Years ended June 30,

                                                                                                   1999        2000        2000
                                                                                              ---------    ---------   ---------

                                                                                                     Rmb         Rmb         US$

Sales of products and services .............................................................   4,379,682   7,720,004     932,593

Cost of sales ..............................................................................   1,707,376   2,242,755     270,930
                                                                                               ---------   ---------   ---------

Gross profit ...............................................................................   2,672,306   5,477,249     661,663

Selling, general and administrative expenses ...............................................   1,638,919   2,244,063     271,087
                                                                                               ---------   ---------   ---------

Income from operations .....................................................................   1,033,387   3,233,186     390,576

Interest income ............................................................................       5,498       9,950       1,202

Other income, net ..........................................................................     173,942     216,802      26,190
                                                                                               ---------   ---------   ---------

Income before income tax ...................................................................   1,212,827   3,459,938     417,968

Income tax .................................................................................        --       244,707      29,561
                                                                                               ---------   ---------   ---------

Net income .................................................................................   1,212,827   3,215,231     388,407
                                                                                               =========   =========   =========

See notes to financial statements

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

                         STATEMENTS OF INVESTORS' EQUITY

                                                                                                                         Total
                                                                             Paid-in       retained       Statutory      investors'
                                                                             Capital       earnings        reserves         equity
                                                                           ----------   -----------    -----------      -----------
                                                                            Rmb           rmb            Rmb            Rmb

Balance at July 1, 1998 ............................   ...............      500,000       522,721           --        1,022,721
Net income ............................................      .........         --       1,212,827           --        1,212,827
Appropriations of  reserves ..........................................         --        (191,562)       191,562           --
                                                                          ----------   -----------    -----------    -----------

Balance at June 30, 1999 ..............................................      500,000     1,543,986        191,562      2,235,548

Net income ...........................................................          --       3,215,231           --          388,407
Increase in capital ......................................... .........    4,500,000    (4,100,000)      (400,000)          --
Appropriations of reserves ............................................         --        (259,218)       259,218           --
                                                                          ----------   -----------    -----------    -----------

Balance at June 30, 2000 ..............................................    5,000,000       399,999         50,780      5,450,779
                                                                          ==========   ===========    ===========    ===========

US$ equivalent .......................................................... US$604,011   US$48,321      US$6,134        US$658,466
                                                                          ==========   ===========    ===========    ===========

                        See notes to financial statements

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

                            STATEMENTS OF CASH FLOWS

                                                                                                          Year ended June 30,
    .......................................................................................
                                                                                          ---------------------------------------
                                                                                                1999          2000           2000
                                                                                           ----------     ----------    ----------
                                                                                             Rmb            Rmb           US$
Cash flows from operating activities:

Net  income ............................................................................    1,212,827     3,215,231       388,407
Adjustments to reconcile net income to net cash
    provided by operating activities:
    Depreciation .......................................................................       49,267        90,534        10,937
    Changes in assets and liabilities:
         Accounts receivable, trade ....................................................     (826,610)     (557,109)      (67,300)
         Other receivables .............................................................      (80,200)     (124,740)      (15,069)
         Inventories ...................................................................     (439,225)     (891,845)     (107,737)
        Prepaid expenses ...............................................................      (42,500)         --            --
         Accounts payable, trade .......................................................      (94,411)       10,141         1,225
         Other payables and accrued expenses ...........................................      155,776     1,895,090       228,931
       Income taxes payable ............................................................         --         244,707        29,561
       Other taxes payable .............................................................      445,821       676,645        81,740
                                                                                           ----------    ----------    ------------
Net cash provided by operating activities ..............................................      380,745     4,558,654       550,695
                                                                                           ----------    ----------    ------------
Cash used in investing activities:

    Purchase of property and equipment ................................................     (241,512)      (97,829)      (11,818)
                                                                                           ----------    ----------    ------------

Cash used in financing activities:

         Advances by investors .........................................................      930,000      (750,000)      (90,602)
        Repayment of advances by investors .............................................         --            --            --
         Advances to investors .........................................................     (674,000)     (855,532)     (103,350)
                                                                                            ----------    ----------    -----------
Net cash provided by (used in) financing
  activities ...........................................................................      256,000    (1,605,532)     (193,952)
                                                                                            ----------    ----------    ------------

Increase in cash .......................................................................      395,233     2,855,293       344,925

Cash, beginning of year ................................................................      569,865       965,098       116,586
                                                                                            ----------    ----------    ------------

Cash, end of year ......................................................................      965,098     3,820,391       461,511
                                                                                            ==========    ==========    ===========

See notes to financial statements

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

1.     ORGANIZATION AND PRINCIPAL ACTIVITIES

Beijing Wintech  Technology  Co., Ltd. (the "Company") was established on August
     23, 1996 as a limited liability company in Beijing, People's Republic of China ("PRC"), with an operating period of 10 years.

       The Company is principally engaged in developing digital signal processing ("DSP") solutions for network, telecommunication and general purpose platforms. The Company manufactures and sells DSP products and its related materials, as well as providing consulting services to outside customers.

       Pursuant to a resolution passed at an investors' meeting on June 5, 2000, all retained earnings and statutory reserves of Rmb4,100,000 (equivalent to US$495,303) and Rmb400,000 (equivalent to US$48,320), respectively, were transferred to paid-in capital to increase paid-in capital from Rmb500,000 (equivalent to US$60,401) to Rmb5,000,000 (equivalent to US$604,011) to the statutory financial statements as paid-in capital.

       At June 30, 1999 and 2000, details of paid-in capital were as follows:

                                             June 30, 1999                             June 30, 2000
                                         Original Currency    %                     Original Currency    %
                                              Rmb                                        Rmb

                               -------------------------------------     --------------------------------------


      Dong Yonghong                     -                     -                      3,650,000               73
      Tan Mingjuan                          400,000               80                   250,000                5
      Zheng Baolin                      -                     -                        400,000                8
      Chen Xiaomin                      -                     -                        500,000               10
      Wan Yihe                          -                     -                        100,000                2
      Li Minglong                       -                     -                        100,000                2
      Yu Daoheng                             50,000               10               -                     -
      Zhang Guirong                          50,000               10               -                     -
                               ----------------------    -----------     -----------------------    -----------
                               ----------------------    -----------
                                            500,000              100                 5,000,000              100
                               ======================    ===========     =======================    ===========

2.     BASIS OF PREPARATION OF FINANCIAL STATEMENTS

       The financial statements were prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP"). This basis of accounting differs from that used in the statutory financial statements of the Company which are prepared in accordance with the accounting principles and the relevant financial regulations applicable to limited liability company as established by the Ministry of Finance of the PRC ("PRC GAAP"). There were no significant adjustments made to the statutory accounts of the Company.

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

3.     SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

       Inventories - Inventories mainly represent raw materials. The cost of inventories is determined using the weighted average method. Cost includes purchase price, freight charges and other related expenses.

       Property and  equipment - Property  and  equipment is stated at cost less
       accumulated   depreciation.    Depreciation   is   provided   using   the
       straight-line method over the estimated useful lives as follows:



      Electronic equipment                                                                             3 years
      Furniture and fixtures                                                                           5 years

       Impairment - the Company reviews long-lived assets, for impairment whenever events or changes in circumstances indicate that the carrying amount of an asset may no longer be recoverable. An impairment loss, measured based on the fair value of the asset, is recognized if expected future undiscounted cash flows are less than the carrying amount of the assets.

       Income taxes - Deferred income taxes are provided using the asset and liability method. Under this method, deferred income taxes are recognized for all significant temporary differences and classified as current or non-current based upon the classification of the related asset or liability in the financial statements. A valuation allowance is provided to reduce the amount of deferred tax assets if it is considered more likely than not that some portion of, or all of, the deferred tax asset will not be realized.

       Revenue recognition - Revenue from products sales are recorded when title of products passed to customers, which usually occurs at the time of delivery or acceptance. The Company recognizes revenues from consulting services, net of business tax, when services are provided to customers. Commissions, net of business tax, received from the sales of products on behalf of third parties are recognized when the sales are made and the Company is entitled to the commission.

       Financial instruments - The carrying value of financial instruments, which mainly consist of cash and cash equivalents, accounts receivable and accounts payable approximates fair value due to the short-term nature of these instruments.

       Foreign  currency  translation  - The Company  maintains  its  accounting records in Renminbi ("Rmb"). Transactions in currencies other than Renminbi are translated at the market exchange rate ruling on the transaction date. Monetary assets and liabilities denominated in currencies other than Renminbi are translated at the market exchange rate ruling on the balance sheet date at the year end.

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

       Convenience translation into United States Dollars - The financial statements are presented in United States Dollars for the convenience of readers in the United States of America. The translation of Renminbi amounts into United States dollars has been made at the rate of exchange quoted by the People's Bank of China on June 30, 2000 of Rmb8.2780 to US$1.00. The translation of Renminbi amounts into United States dollars should not be construed as representations that Renminbi amounts could be converted into United States dollars at that or any other rate of exchange.

       Use of estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

       New accounting standard not yet adopted - In June 1998, the Financial Accounting Standards Board issued SFAS No. 133, "Accounting for Derivative Instruments and Hedging Activities." This statement requires companies to record all derivatives on the balance sheet as assets or liabilities measured at fair value. Gains and losses resulting from changes in fair market values of those derivative instruments would be accounted for depending on the use of the instrument and whether it qualifies for hedge accounting. SFAS 133 will be effective for the Company's year ending December 31, 2001. The Company has not yet determined the impact, if any, on its financial position, results of operations or cash flows.

4.     AMOUNTS DUE FROM/TO INVESTORS


                                                                                   June 30,
                                                                -----------------------------------------------
                                                                        1999                     2000
                                                                ----------------------   ----------------------
                                                                         Rmb                      Rmb
       Amounts due from investors
            Dong Yonghong                                                     674,000                1,390,237
            Tan Mingjuan                                                  -                            139,295
                                                                ----------------------   ----------------------
                                                                              674,000                1,529,532
                                                                ======================   ======================

            Noncurrent amount                                                 674,000              -
            Amount due within 1 year                                      -                          1,529,532
                                                                ----------------------   ----------------------
                                                                              674,000                1,529,532
                                                                ======================   ======================

       Amounts due to investors
            Chen Xiaomin                                                      100,000                  180,000
            Tan Mingjuan                                                      830,000              -
                                                                ----------------------   ----------------------
                                                                              930,000                  180,000
                                                                ======================   ======================

                      BEIJING WINTECH TECHNOLOGY CO., LTD.

       The Company advanced investors Rmb674,000 and Rmb855,532 in the years ended June 30, 1999 and 2000, respectively, on an interest free basis. The amounts are repayable not later than January 31, 2001.

       In the year ended June 30, 1999, investors advanced Rmb930,000 to the Company on an interest free basis without fixed payment terms. In the year ended June 30, 2000, investors repaid Rmb750,000 of these advances.

5.     INVENTORIES


                                                                                      June 30,
                                                                       ----------------------------------------
                                                                              1999                 2000
                                                                       -------------------   ------------------
                                                                              Rmb                   Rmb

       Raw materials                                                              847,439            1,738,378
       Finished goods                                                          -                           906
                                                                       -------------------   ------------------
                                                                                  847,439            1,739,284
                                                                       ===================   ==================

6.     PROPERTY AND EQUIPMENT, NET

                                                                                      June 30,
                                                                       ----------------------------------------
                                                                              1999                 2000
                                                                       -------------------   ------------------
                                                                              Rmb                   Rmb

       At cost:
       Electronic equipment                                                       416,757              513,790
       Furniture and fixtures                                                      16,557               17,351
                                                                       -------------------   ------------------
                                                                                  433,314              531,141

       Less: Accumulated depreciation                                              83,198              173,730
                                                                       -------------------   ------------------
       Net book value                                                             350,116              357,411
                                                                       ===================   ==================

7.     OTHER TAXES PAYABLE

                                                                                      June 30,
                                                                       ----------------------------------------
                                                                              1999                 2000
                                                                       -------------------   ------------------
                                                                              Rmb                   Rmb

       Value added tax payable ("VAT")                                            404,253              967,601
       Business tax ("BT")                                                         34,648               57,528
       Others                                                                      73,145              163,562
                                                                       -------------------   ------------------
                                                                       -------------------   ------------------
                                                                                  512,046            1,188,691
                                                                       ===================   ==================

       The Company is subject to VAT at a rate of 17% on sales of DSP products and 5% BT on revenue from consulting services.

8.     INCOME TAXES

       The Company is subject to the Income Tax Law of PRC Enterprises and relevant local income tax laws (the "Income Tax Laws"). Under the Income Tax Laws, limited liability enterprises generally are subject to income tax at a rate of 33% (30% state income taxes plus 3% local income taxes) on income as reported in their statutory financial statements after tax adjustments.

       Pursuant to the Income Tax Laws, limited liability enterprises approved as high-tech enterprises which are established in the Beijing New Technology Industry Development Zone ("BDZ") are subject to income tax at the reduced rate of 15%. High-tech enterprises are also eligible for a three-year exemption from income tax followed by a 50% reduction of income tax for the next three years. This relief commences from the date of commencement of operations. The Company has been approved as high-tech enterprise and has obtained an approval from tax bureau for the preferential tax treatment described above effective from September 1, 1996.

       The Company was exempt from income tax for the year ended June 30, 1999. The applicable income tax rate for the year ended June 30, 2000 was 7.5%. Income tax on the PRC assessable income was Rmb244,707 for the year ended June 30, 2000. There were no significant temporary differences in the years ended June 30, 1999 and 2000 or at these dates.

9.     RETIREMENT BENEFITS AND OTHER EMPLOYMENT BENEFITS

       The Company's employees are entitled to retirement benefits calculated with reference to their basic salaries on retirement and their length of service in accordance with a government managed benefits plan. The PRC government is responsible for the benefits liability to these retired employees. The Company is required to make contributions to the state retirement plan at 19% of the monthly basic salaries of the current employees. The expense of such arrangement to the Company was Rmb40,118 in the year ended June 30, 1999 and Rmb87,430 in the year ended June 30, 2000.

       In addition, the Company is required by law to contribute 14% and 1.5% of basic salaries of the PRC employees for staff welfare fund and education fund, respectively.

10.    COMMITMENTS AND CONTINGENCIES

       Operating leases - As of June 30, 2000, the Company was committed under certain operating leases, requiring annual minimum rentals as follows:


                                                                                                 Rmb

                                                                                         ----------------------
                                                                                         ----------------------

       2001                                                                                           355,250
       2002                                                                                            41,000
                                                                                         ----------------------
                                                                                                      396,250

                                                                                         ======================

       The leases are renewable subject to negotiation. Rental expense for the years ended June 30, 1999 and 2000 was Rmb225,040 and Rmb419,000, respectively.

11.    CONCENTRATION OF CREDIT RISK

       Financial   instruments,   which  potentially   subject  the  Company  to
       concentration of credit risk, consist principally of temporary cash investments and accounts receivable.

       The Company places its temporary cash investments with various financial institutions in the PRC. The Company believes that no significant credit risk exists as these investments are placed principally with government-owned financial institutions in the PRC.

       The Company's business activities and accounts receivable are principally with customers in the PRC. The Company believes that no significant credit risk exists as credit losses, when realized, have been within the range of management's expectations.

12.    DISTRIBUTION OF PROFITS

       As stipulated by the Company Law of PRC, net income after taxation can only be distributed as dividends after allowance has been made for:

       (i)    Making up cumulative prior years' losses, if any;
(ii) Allocations to the statutory common reserve of at least 10% of income after tax, as determined under PRC accounting rules and regulations, until the fund amounts to 50% of the Company's registered capital;

(iii) Allocations of 5 to 10% of income after tax, as determined under PRC accounting rules and regulations, to the Company's statutory common welfare fund, which is established for the purpose of providing employee facilities and other collective benefits to the Company's employees; and

(iv) Allocations to the discretionary surplus common reserve, if approved by the investors in general meeting.

       The statutory reserves as stated in the financial statements represented the allocations of 10% of net income to statutory common reserve and 5% of net income to statutory common welfare fund for the years ended June 30, 1999 and 2000, respectively.

                                * * * * * * * * *